EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

SARBANES-OXLEY ACT SECTION 906

Pursuant to Section 1350 of Title 18 of the United States Code, I, Stephen J. Gurgovits, Chief Executive Officer of F.N.B. Corporation (the “Company”), hereby certify that, to the best of my knowledge:

1.	The Company’s Form 10-Q Quarterly Report for the period ended June 30, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 5, 2011	/s/ Stephen J. Gurgovits
Stephen J. Gurgovits
Chief Executive Officer

1